                                                                   EXHIBIT 10.40

                                     ALLONGE


         This Allonge, dated and effective as of November 13, 1998, is attached to and made part of that certain Promissory Note (the "Note") dated December 31, 1996 in the original principal amount of Five Million Dollars and no cents ($5,000,000.00) made by Security Associates International, Inc., a Delaware corporation, payable to TJS Partners, L.P., a New York limited partnership.

                  All references in the Note to "Five Million and No/100 Dollars" and "$5,000,000.00" shall be changed to read "EIGHT MILLION DOLLARS AND NO/100" AND "$8,000,000.00."

         IN WITNESS WHEREOF, each of Security Associates International, Inc. and TJS Partners, L.P. has executed this Allonge as of the date set forth above.


                               SECURITY ASSOCIATES
                               INTERNATIONAL, INC.


                               By:____________________________
                                        James S. Brannen

                               Its:     President


                               TJS PARTNERS, L.P.
                               BY: TJS MANAGEMENT, L.P.
                               ITS: GENERAL PARTNER


                               By:____________________________
                                      Thomas J. Salvatore

                               Its:     Managing Partner